                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                  63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama                                 35209
 (Address of Principal Executive Office)                              (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On January 4, 2006, ProAssurance Corporation ("ProAssurance") completed the sale of MEEMIC Insurance Company ("MEEMIC") and MEEMIC Insurance Services Corporation (together with MEEMIC, the "Companies") to Motors Insurance Company, a wholly-owned subsidiary of GMAC Insurance Holdings, Inc. (the "Buyer"). The transaction is worth $400 million to ProAssurance, before transaction expenses. Approximately $325 million was paid by the Buyer at closing and approximately $75 million was retained in MEEMIC's parent company, MEEMIC Holdings, Inc., which remains a part of ProAssurance and was renamed MEMH Holdings, Inc. as part of the transaction. Substantially all of the assets retained at MEMH Holdings are cash and investment securities.

Item 9.01. Financial Statements and Exhibits.

(a)  Pro Forma Financial Information.

     The following unaudited pro forma condensed combined financial statements give effect to the sale and include Pro Forma adjustments which are described in the notes to these statements. This amendment on Form 8-K/A is filed to include unaudited pro forma condensed combined financial statements to reflect the historical results of continuing operations for ProAssurance for the year ended December 31, 2003 and 2002.

     The unaudited pro forma condensed combined balance sheet presents the financial position of ProAssurance as of September 30, 2005, assuming that the sale had occurred as of that date. Such pro forma information is based on the historical balance sheet of ProAssurance at September 30, 2005.

     The unaudited pro forma condensed combined statements of income reflect the historical results of continuing operations for ProAssurance for the periods presented. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of income have been prepared assuming that the sale occurred as of the beginning of the period presented.

     ProAssurance believes that the assumptions used in preparing the unaudited pro forma financial statements provide a reasonable basis for presenting all of the significant effects of the sale and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma condensed combined financial statements. The unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had this transaction been completed as of the date indicated, nor is it necessarily indicative of ProAssurance's future results of operations or financial position.

     The unaudited pro form condensed combined financial statements should be read in conjunction with the historical financial statements of ProAssurance, including the related notes thereto.

                            ProAssurance Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 (in thousands)
                      Nine months ended September 30, 2005

                                                         ProAssurance     MEEMIC      Pro Forma
                                                          Historical     Companies   Adjustments     ProForma
                                                         ------------   ----------   -----------   ------------
Assets
Investments:
   Fixed maturities available for sale, at fair value     $2,613,232     $(300,199)   A $ 25,000   B $2,338,033
   Equity securities available for sale, at fair value        19,385        (6,138)   A                  13,247
   Equity securities, trading portfolio, at fair value         4,824                                      4,824
   Real estate, net                                           25,383        (8,548)   A                  16,835
   Short-term investments                                    150,404                                    150,404
   Business owned life insurance                              55,856                                     55,856
   Other                                                      46,142                                     46,142
                                                          ----------                                 ----------
Total investments                                          2,915,226      (314,885)       25,000      2,625,341
Cash and cash equivalents                                     30,137       (12,660)   A  309,448   C    326,925
Premiums and accounts receivable, net                        128,815       (16,030)   A                 112,785
Receivable from reinsurers on unpaid losses and loss
   adjustment expenses                                       465,333      (141,792)   A                 323,541
Prepaid reinsurance premiums                                  19,629                                     19,629
Deferred taxes                                               114,041       (11,527)   A                 102,514
Other assets                                                 159,907       (32,964)   A                 126,943
                                                          ----------     ---------                   ----------
Total assets                                              $3,833,088     $(529,858)     $334,448     $3,637,678
                                                          ==========     =========      ========     ==========

Liabilities and Stockholders' Equity
Liabilities:
   Policy liabilities and accruals:
      Reserve for losses and loss adjustment
      expenses                                            $2,394,631     $(219,001)   A              $2,175,630
      Unearned premiums                                      353,291       (67,932)   A                 285,359
      Reinsurance premiums payable                            77,148          (460)   A                  76,688
                                                          ----------     ---------                   ----------
   Total policy liabilities                                2,825,070      (287,393)                   2,537,677
   Other liabilities                                         102,380       (19,219)                      83,161
   Long-term debt                                            167,166                                    167,166
                                                          ----------     ---------                   ----------
Total liabilities                                          3,094,616      (306,612)                   2,788,004
Commitments and Contingencies
Stockholders' equity:
   Common stock                                                  312                                        312
   Additional paid-in capital                                387,163                                    387,163
   Accumulated other comprehensive (loss) income                (114)       (1,252)   D                  (1,366)
   Retained earnings                                         351,167                     112,454   E    463,621
                                                          ----------     ---------      --------     ----------
                                                             738,528        (1,252)      112,454        849,730
   Less treasury stock, at cost                                  (56)                                       (56)
                                                          ----------     ---------      --------     ----------
Total stockholders' equity                                   738,472        (1,252)      112,454        849,674
                                                          ----------     ---------      --------     ----------
Total liabilities and stockholders' equity                $3,833,088     $(307,864)     $112,454     $3,637,678
                                                          ==========     =========      ========     ==========

                            ProAssurance Corporation
           Unaudited Pro Forma Condensed Consolidated Income Statement
                      Nine months ended September 30, 2005
                      (in thousands except per share data)

                                                                   MEEMIC
                                                  ProAssurance   Companies
                                                   Historical       (F)      Pro Forma
                                                  ------------   ---------   ---------
Revenues:
   Net premiums earned                              $536,639     $(141,082)   $395,557
   Net investment income                              79,646        (9,337)     70,309
   Net realized investment gains (losses)              1,761          (446)      1,315
   Other income                                        4,612        (1,925)      2,687
                                                    --------     ---------    --------
Total revenues                                       622,658      (152,790)    469,868
Expenses:
   Net losses and loss
      Adjustment expenses                            412,931       (81,458)    331,473
   Underwriting, acquisition
      and insurance expenses                          94,021       (33,430)     60,591
   Interest expense                                    6,457                     6,457
                                                    --------     ---------    --------
Total expenses                                       513,409      (114,888)    398,521
                                                    --------     ---------    --------
Income from continuing operations before
   income taxes                                      109,249       (37,902)     71,347
Income taxes                                          30,465       (12,242)     18,223
                                                    --------     ---------    --------
Income from continuing operations                   $ 78,784     $ (25,660)   $ 53,124
                                                    ========     =========    ========
Earnings per share--from continuing operations:
   Basic                                                2.65                      1.79
                                                    ========                  ========
   Diluted                                              2.49                      1.70
                                                    ========                  ========
Weighted average shares outstanding:
   Basic                                              29,700                    29,700
                                                    ========                  ========
   Diluted                                            32,546                    32,546
                                                    ========                  ========

                            ProAssurance Corporation
           Unaudited Pro Forma Condensed Consolidated Income Statement
                          Year ended December 31, 2004
                      (in thousands except per share data)

                                                                   MEEMIC
                                                  ProAssurance   Companies
                                                   Historical       (F)      Pro Forma
                                                  ------------   ---------   ---------
Revenues:
   Net premiums earned                              $696,020     $(183,365)   $512,655
   Net investment income                              87,225       (10,879)     76,346
   Net realized investment gains (losses)              7,609           (37)      7,572
   Other income                                        3,699        (2,358)      1,341
                                                    --------     ---------    --------
Total revenues                                       794,553      (196,639)    597,914
Expenses:
   Net losses and loss
      adjustment expenses                            572,881      (112,444)    460,437
   Underwriting, acquisition
      and insurance expenses                         117,689       (40,548)     77,141
   Interest expense                                    6,515                     6,515
                                                    --------     ---------    --------
Total expenses                                       697,085      (152,992)    544,093
                                                    --------     ---------    --------
Income from continuing operations before
   income taxes                                       97,468       (43,647)     53,821
Income taxes                                          24,657       (13,879)     10,778
                                                    --------     ---------    --------
Income from continuing operations                   $ 72,811     $ (29,768)   $ 43,043
                                                    ========     =========    ========
Earnings per share--from continuing operations:
   Basic                                                2.50                      1.48
                                                    ========                  ========
   Diluted                                              2.37                      1.44
                                                    ========                  ========
Weighted average shares outstanding:
   Basic                                              29,164                    29,164
                                                    ========                  ========
   Diluted                                            31,984                    31,984
                                                    ========                  ========

                            PROASSURANCE CORPORATION
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                       MEEMIC
                                                      PROASSURANCE   COMPANIES
                                                       HISTORICAL       (F)      PRO FORMA
                                                      ------------   ---------   ---------
Revenues:
   Net premiums earned                                  $623,514     $(170,268)   $453,246
   Net investment income                                  73,619       (10,253)     63,366
   Net realized investment gains (losses)                  5,992          (134)      5,858
   Other income                                            6,515        (2,055)      4,460
                                                        --------     ---------    --------
Total revenues                                           709,640      (182,710)    526,930

Expenses:
   Losses and loss adjustment expenses                   576,043      (161,215)    414,828
   Reinsurance recoveries                                (24,667)       49,207      24,540
                                                        --------     ---------    --------
   Net losses and loss adjustment expenses               551,376      (112,008)    439,368
   Underwriting, acquisition and insurance expenses      104,216       (37,578)     66,638
   Loss on early extinguishment of debt                      305                       305
   Interest expense                                        3,409            --       3,409
                                                        --------     ---------    --------
Total expenses                                           659,306      (149,586)    509,720
                                                        --------     ---------    --------
Income from continuing operations before
   income taxes and minority interest                     50,334       (33,124)     17,210
Income taxes                                              11,450        (9,585)      1,865
Minority Interest                                           (181)          181           0
                                                        --------     ---------    --------
Income (loss) from continuing operations                $ 38,703     $ (23,358)   $ 15,345
                                                        ========     =========    ========
Earnings per share--from continuing operations:
   Basic                                                    1.34                      0.53
                                                        ========                  ========
   Diluted                                                  1.32                      0.53
                                                        ========                  ========
Weighted average shares outstanding:
   Basic                                                  28,956                    28,956
                                                        ========                  ========
   Diluted                                                30,389                    29,144
                                                        ========                  ========

                            PROASSURANCE CORPORATION
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 2002
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                   MEEMIC
                                                  PROASSURANCE   COMPANIES
                                                   HISTORICAL       (F)      PRO FORMA
                                                  ------------   ---------   ---------
Revenues:
   Net premiums earned                             $ 477,408     $(149,763)  $ 327,645
   Net investment income                              76,918       (10,071)     66,847
   Net realized investment gains (losses)             (5,306)         (793)     (6,099)
   Other income                                        6,747        (1,787)      4,960
                                                   ---------     ---------   ---------
Total revenues                                       555,767      (162,414)    393,353

Expenses:
   Losses and loss adjustment expenses               569,099      (108,810)    460,289
   Reinsurance recoveries                           (121,070)       12,101    (108,969)
                                                   ---------     ---------   ---------
   Net losses and loss adjustment expenses           448,029       (96,709)    351,320
   Underwriting, acquisition and insurance
      expenses                                        91,253       (34,640)     56,613
   Interest expense                                    2,875            --       2,875
                                                   ---------     ---------   ---------
Total expenses                                       542,157      (131,349)    410,808
                                                   ---------     ---------   ---------
Income from continuing operations before
   income taxes and minority interest                 13,610       (31,065)    (17,455)

Income taxes                                            (188)       (9,167)     (9,355)
Minority Interest                                     (3,285)        3,285           0
                                                   ---------     ---------   ---------
Income(Loss) from continuing operations            $  10,513     $ (18,613)  $  (8,100)
                                                   =========     =========   =========

Earnings per share--from continuing operations:

   Basic                                                0.40                     (0.31)
                                                   =========                 =========
   Diluted                                              0.39                     (0.31)
                                                   =========                 =========

Weighted average shares outstanding:

   Basic                                              26,231                    26,231
                                                   =========                 =========
   Diluted                                            26,254                    26,254
                                                   =========                 =========

Note 1 - Basis of Presentation

The unaudited pro forma balance sheet presents the financial position of ProAssurance as of September 30, 2005 assuming that the transaction occurred as of that date. Such pro forma information is based on the historical balance sheet of ProAssurance as of September 30, 2005 adjusted for the expected effects of the sale.

The unaudited pro forma condensed combined statements of income reflect the historical results of continuing operations for ProAssurance for the periods presented. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of income have been prepared assuming that the sale occurred as of the beginning of the period presented. However, the pro forma adjustments do not presume any increase in investment earnings due to investment of cash proceeds from the sale.

The following is a summary of the estimated results of the sales transaction.

Proceeds from sale:
   Fixed maturity securities                         $ 25,000
   Cash                                               375,000
                                                     --------
                                                      400,000
Less:
   Expenses of sale, principally professional fees      5,000
                                                     --------
   Net before-tax proceeds from sale                  395,000

Less:
   Carrying value of net assets sold                  221,994
                                                     --------
Estimated before-tax gain on sale                     173,006
Estimated tax effect of transaction                   (60,552)
                                                     --------
Estimated after-tax gain on sale                     $112,454
                                                     ========

Note 2--Pro Forma Adjustments

A) Reflects reduction for amounts related to MEEMIC that were included in the ProAssurance historical balance sheet.

B) Reflects the portion of the proceeds received in the form of fixed maturity securities, at fair value.

C) Reflects net proceeds from sale less the expected tax effect of the transaction and proceeds received in the form of fixed maturity securities as described in B, above.

D) Reflects reversal of accumulated other comprehensive income recognized related to investment securities held by MEEMIC.

E) Reflects the expected after-tax gain on the sale, the calculation of which is presented in Note 1.

F) Reflects reduction for MEEMIC operating results included in ProAssurance's historical income statements for the periods shown.

(b)  Exhibits None

     On December 8, 2005, ProAssurance Corporation ("ProAssurance") announced that it entered into a definitive agreement that provides for Physicians Insurance Company of Wisconsin ("PIC Wisconsin") to be merged into ProAssurance in a proposed all-stock transaction. This report is also being filed as a Rule 425 prospectus with respect to this proposed transaction.

     ProAssurance will file with the SEC a registration statement and a proxy statement-prospectus and other relevant documents concerning the proposed transaction with PIC Wisconsin. Shareholders of PIC Wisconsin are urged to read the registration statement and the proxy statement-prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, as they will contain important information. You will be able to obtain a free copy of the proxy statement-prospectus, as well as other filings containing information about ProAssurance and PIC Wisconsin, at the SEC's internet site (http://www.sec.gov). Copies of the proxy statement-prospectus can be obtained, without charge, by directing a request to Frank B. O'Neil, Senior Vice President, Corporation Communications, ProAssurance Corporation, 100 Brookwood Place, Birmingham, Alabama 35209, telephone (205) 877-4461.

Caution Regarding Forward Looking Statements

This report contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as "forward-looking statements" as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K/A for the year ended December 31, 2004 and Form 10Q for the most recent quarter. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events.

We urge you not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2006

                                        PROASSURANCE CORPORATION


                                        By: /s/ Edward L. Rand, Jr.
                                            ------------------------
                                            Edward L. Rand, Jr.